UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	33-12791 & 811-5069

EquiTrust Variable Insurance Series Fund
(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA			50266-5997
(Address of principal executive offices)			(Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997
(Name and address of agent for service)

Registrant’s telephone number, including area code:		515/225-5400

Date of fiscal year end:	December 31, 2004

Date of reporting period:	December 31, 2004

Item  1.        Reports to Stockholders.

EquiTrust Variable Insurance Series Fund

Annual Report
December 31, 2004

5400 University Avenue
West Des Moines, IA 50266

1-877-860-2904
1-515-225-5586

This report is not to be distributed unless preceded or accompanied by a current prospectus.

PRESIDENT'S LETTER

Dear Shareholder:

The second half of 2004 was better than the first half of the year for equity investors. Equity returns improved significantly in the second half, with the S&P 500 Stock Composite Index (the "S&P 500") returning 10.87% for the year after showing a modest gain of 3.44% through June. The NASDAQ Composite (the "NASDAQ") and Dow Jones Industrial Average (the "Dow") performed comparably, returning 9.15% and 5.30%, respectively, after gains of just 2.43% and 0.80% through June 2004. Small company stocks generally outperformed those of large companies for the year, as the Russell 2000 returned 18.42%.

In the fixed income markets, investment grade fixed-income benchmarks' returns approximated their coupon rates or less in 2004, as the rise in short- and intermediate-term yields pushed bond values lower and partially offset interest returns. The Lehman Brothers U.S. Aggregate Bond Index's return of 4.34% would have been higher had it not been for a loss of roughly 0.75% attributable to price declines and other factors. High yield securities generally fared better for the year, with the Lehman Brothers High Yield Index returning 11.13%.

For much of 2004, the financial markets operated under the concern that the strengthening economy would inevitably lead to higher inflation and, consequently, higher overall interest rates. The Federal Reserve Board (the "Fed") has been raising short-term rates since June 2004 and is expected to continue to do so several more times over the next year. Yields on longer-term securities, though, have receded back to historical lows following a mid-summer spike, so that the ten-year Treasury bond currently yields around 4%. Fair value yield for the ten-year Treasury is closer to 5%, so the potential still exists for interest rates to rise substantially higher in a short period of time.

Equity and fixed-income investors face separate challenges in the year ahead. Corporate earnings growth has been strong for the past five quarters, with S&P 500 aggregate earnings for 2004 expected to be about 19% above 2003 earnings. However, year-over-year growth has been slowing since the second quarter, and it will likely continue to decelerate through 2005. In general, equity valuation relative to earnings has improved as a result of the recent earnings growth, but it remains above historical norms, a condition that could impede near-term momentum and returns.

Fixed-income investments provided modest returns in 2004. With interest rates at historical lows, they promise little more in 2005, and also include the risk that rising rates and declining asset values could potentially offset even the return from interest payments.

In this type of low returns environment, we strongly encourage you to diversify your wealth across various asset classes. The EquiTrust portfolios provide a means for our investors to gain exposure to the domestic equity and fixed-income markets. Below is a summary of how the individual portfolios performed in 2004:

Money Market: The interest rates offered by money market funds reflect the rates set by central banks such as the Federal Open Market Committee ("FOMC") and the British Banker's Association ("BBA"). The FOMC controls the Federal Funds rate (the overnight lending rate between banks) and the BBA sets the London Interbank Offered Rate ("LIBOR") (the interest rate banks charge each other in England's Eurodollar market). The FOMC met in December, and, for the fifth time this year, raised the Federal Funds rate by a quarter percent to 2.25%. It is widely anticipated that the committee will raise rates another quarter percent when it meets in February. Monetary policy started to shift last year with the FOMC's bid to return interest rates to an equilibrium level of 3% to 5%, which is considered a neutral rate that will neither stimulate nor restrain growth. Business sector optimism has surged in recent months, heralding stronger investment and hiring. Capital spending plans for the next three to six months and hiring intentions have risen to levels not seen since the late 1990's boom. Unfilled job openings continue to lag, but the trend is up. The implication is that inflationary pressures will continue to slowly intensify ensuring that the FOMC will continue to tighten. The Federal Funds rate is expected to rise to 3.50% by the end of the year. As of December 31, 2004, the Money Market Portfolio had a 7-day yield of 1.67%.

High Grade Bond: The two-year Treasury yield rose by 125 basis points (1.25%) to 3.07%, the ten-year Treasury yield declined 27 basis points (.27%) to 4.22%, and the thirty-year Treasury yield declined 25 basis points (.25%) to 4.83% over the twelve-month reporting period ended December 31, 2004. The best performing sector of the Lehman Brothers U.S. Aggregate Index ("Aggregate Index") for this period was the Investment Grade Corporate Index, as corporate spreads continued to narrow as a result of strong technical factors, as well as an improvement in the fundamental credit quality for the investment grade corporate bond market. The High Grade Bond Portfolio slightly underperformed the Aggregate Index as a whole, with a total return of 4.30% compared to 4.34% total return produced by the Aggregate Index.

Given the relatively low level of interest rates and spreads we continue to feel that it is not an appropriate time to take on a larger amount of interest rate risk than the Aggregate Index.

Strategic Yield: The Lehman Brothers High Yield Index ("High Yield Index") generated a total return of 11.13% during the twelve-month period ended December 31, 2004, outperforming U.S. equities (the S&P 500 Index returned 10.87%) and the Lehman Brothers U.S. Investment Grade Credit Index ("Investment Grade Credit Index"), which had a total return of 5.24%. On a fundamental basis, a continued decline in defaults and improvement in the credit rating upgrade-to-downgrade ratio helped the high yield market outperform the investment grade corporate market. The option-adjusted spread on the High Yield Index finished the current period at 288 basis points (2.88%), which was 106 basis points (1.06%) lower than at the start of the period. The High Yield Index had an excess return of 800 basis points (8.00%) relative to duration neutral U.S. Treasuries during the period. The total return by rating category over the twelve-month reporting period was as follows: "Caa" rated component of the Index - 13.80%; single-"B" rated component - 10.36%; and "Ba" rated component - 9.61%.

During the twelve-month reporting period, the Portfolio produced a total return of 8.94%, which was less than the return of the High Yield Index but higher than the return of the Investment Grade Credit Index.

Managed: The Managed Portfolio returned 8.58% for the year, relative to 10.87% for the S&P 500. It remains most heavily allocated to quality equities, though cash and fixed-income securities constitute just over 35% of its assets.

The equity market is homogeneously unattractive from a valuation standpoint. For example, as of December 31, 2004, the S&P 500 traded at an aggregate 21 times trailing earnings, relative to a long-term average near sixteen. In this Portfolio, we remain committed to a strategy of holding high quality stocks that perform well as earnings growth decelerates, with an emphasis on less-cyclical sectors such as health care and consumer staples. In addition, we have been replacing some small company holdings with large company stocks, as the latter can better withstand rising interest rates and tend to perform better in the current environment of slowing earnings growth.

Interest rates in the longer intermediate maturity along the yield curve have declined back to historical lows and are therefore not attractive for the Portfolio. Rates will have to rise closer to fair value to entice us to move money into fixed-income securities. We have been moving some cash to short-duration GNMA securities, as these instruments currently offer a higher-yielding alternative to cash.

Value Growth: The Portfolio modestly outperformed its benchmark for the year, with a total return of 11.53% relative to 10.87% for the S&P 500.

Within the Portfolio's holdings, we have weighted most heavily those stocks and sectors that have historically held up best in an environment of decelerating earnings growth. We prefer quality, attractively valued stocks. This year, in particular, we had numerous opportunities to add large cap, S&P 500 names at temporarily depressed prices. The Portfolio is overweight in less-cyclical sectors such as health care and consumer staples relative to the S&P 500, and underweight in the more cyclical technology and consumer discretionary sectors. We have also overweighted energy stocks relative to the S&P 500, as we believe the sector has significant secular potential given near-term supply constraints and steadily increasing global energy demand.

Lately, it has been difficult to find individual securities meeting our requirements for valuation and quality. The market's aggregate valuation presents near-term constraints to returns, as well as an uncomfortable level of down-side risk. In this environment, we are more apt to fine-tune the Portfolio's holdings than drastically change our strategy.

Blue Chip: The Blue Chip Portfolio passively tracks the direction of the large capitalization equity market. It had a total return of 6.07% for the year, modestly outperforming the primarily large cap-Dow Jones Industrial Average but trailing the multi-cap S&P 500. The Portfolio remains substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times or who wish to make their own market value judgments.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for continued support of the Fund.

Craig A. Lang
President

January 26, 2005

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

Past performance is not a guarantee of future results.

Comparison of Change in Value of $10,000 Investment in
the High Grade Bond Portfolio and Lehman Brothers U.S. Aggregate Index

During the twelve-month period ended December 31, 2004, the High Grade Bond Portfolio underperformed the Lehman Brothers U.S. Aggregate Index, as reflected by the 4.30% total return produced by the Portfolio versus the 4.34% total return produced by the Index.

The total returns for the major components of the Lehman Brothers U.S. Aggregate Index for this period were as follows: U.S. Fixed Rate Mortgage Backed Securities (35% of the Index), 4.70%; U.S. Treasury Securities (25% of the Index), 3.54%; U.S. Investment Grade Credit Securities (25% of the Index), 5.24%. The Index had an effective duration1 of 4.30 as of December 31, 2004. In comparison, the Portfolio had approximately 41% of its assets invested in fixed rate mortgage-backed securities, 30% in corporate securities, 19% in cash equivalents, 7% in U.S. Treasuries and 3% in U.S. Agencies. The effective duration of the Portfolio was 3.85. The Portfolio underperformed the Index mainly because the Portfolio's overexposure to outperforming fixed rate mortgage-backed and corporate securities was not large enough to offset the Portfolio's higher exposure to underperforming cash and Portfolio expenses.

The composition of the Portfolio at the end of the reporting period was approximately similar to that at the start with a slight decrease in cash equivalents and a slight increase in U.S. Treasuries and U.S. Agencies. Going forward, we anticipate continuing to maintain a duration below that of the Index as we feel the risk of rising interest rates outweighs the possible upside from falling rates at the present time.

1  Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.

*  Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Comparison of Change in Value of $10,000 Investment in
the Strategic Yield Portfolio and Lehman Brothers U.S. Credit/High Yield Index

During the twelve-month period ended December 31, 2004, the 8.94% total return produced by the Strategic Yield Portfolio was greater than the 6.50% return produced by the Lehman Brothers U.S. Credit/High Yield Index. The total returns for the two components of the Lehman Brothers U.S. Credit/High Yield Index over this period were as follows: U.S. Investment Grade Credit (77% of the Index), 5.24%; and U.S. High Yield (23% of the Index), 11.13%. In comparison, the Portfolio had approximately 37% of its assets invested in corporate securities rated investment grade by both Moody's and Standard & Poor's, 45% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody's and/or Standard & Poor's and 18% of its assets invested in cash equivalents. The Portfolio outperformed the overall Lehman Brothers U.S. Credit/High Yield Index due to its larger exposure to the outperforming high yield sector relative to that Index, which more than offset the Portfolio's higher exposure to underperforming cash equivalents and Portfolio expenses. However, the Portfolio underperformed the U.S. High Yield component of the Index due to its lower exposure to the high yield sector and a higher exposure to underperforming cash equivalents than that component of the Index, as well as Portfolio expenses.

The Portfolio has historically invested in a mix of high yield and investment grade issues attempting to find attractive issues in both markets. Given the current narrower spreads available in the high yield market, we may lean toward adding more lower investment grade issues to the Portfolio. As always, we will attempt to seek out securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

*  Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Comparison of Change in Value of $10,000 Investment in
the Managed Portfolio and S&P 500

The Managed Portfolio underperformed the S&P 500 Stock Composite Index ("S&P 500") for the year, returning 8.58% against the benchmark's total return of 10.87%, but its relative performance was not unexpected given its asset allocation. Specifically, the Portfolio remains most heavily weighted in quality equities, while its cash and fixed income allocations account for roughly 35% of the Portfolio's assets. As a result, most of the Portfolio's assets performed similarly to the equity markets, but more than a third tracked the modest single-digit returns characteristic of quality fixed-income securities for 2004. The Portfolio still remains in our target risk-return profile, between those of equities and high quality fixed income securities.

The Portfolio's strategy for equities changed little during the year. We continue to emphasize high quality stocks and sectors, and were able to add several large cap positions during the year. We moved cash into higher-yielding short-duration GNMA securities within the fixed income and cash allocations, but historically low fixed-income yields continue to inhibit us from moving money from equities to fixed income. At the same time, we find few attractive opportunities in the equities markets. Still, we do not anticipate a substantial change from our strategy in the coming year, and would be more likely to fine-tune the Portfolio's holdings than alter them drastically.

*  Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Comparison of Change in Value of $10,000 Investment in
the Value Growth Portfolio and S&P 500

The Value Growth Portfolio modestly outperformed its benchmark in 2004, returning 11.53% for the year relative to 10.87% for the S&P 500 Stock Composite Index ("S&P 500"). Stocks of small- and mid-sized companies generally performed the best for the year and accounted for a significant proportion of the benchmark's performance. In addition, low quality stocks generally outperformed their higher quality counterparts.

The Value Growth Portfolio outperformed the S&P 500 for 2004 even though it tends to hold high quality equities. Its holdings significantly outperformed the benchmark's constituents in such sectors as consumer staples, health care, financials and technology. We continue to overweight the first two sectors relative to the benchmark, while the Portfolio is underweight in the latter two.

The Portfolio's performance relative to the benchmark was tempered by underperformance in the consumer discretionary, industrials and telecommunications sectors. It is underweight in all three, and the sectors' lower-quality constituents generally outperformed the higher-quality stocks that are more typical of what we hold in the Value Growth Portfolio. Additionally, several industrials' holdings recorded substantial declines in 2004.

Our focus continues to be on holding quality stocks and overweighting quality sectors, as these have historically performed the best in periods of decelerating earnings growth. We currently do not anticipate a significant change to this strategy for the coming year.

*  Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Comparison of Change in Value of $10,000 Investment in
the Blue Chip Portfolio and S&P 500

The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market. It remains substantially invested in approximately 50 such common stock issues, consisting of the 30 companies in the Dow Jones Industrial Average (the "Dow") and roughly 20 stocks of the S&P 500's largest constituents not also in the Dow. Accordingly, the Portfolio's performance will roughly parallel that of the Dow and the S&P 500.

For 2004, the Blue Chip Portfolio returned 6.07%, modestly outperforming the Dow's 5.30% total return, but trailing the S&P 500's total return of 10.87%. Stocks of small- and medium-sized companies generally outperformed large company stocks during the year. Because the Dow consists almost entirely of large cap stocks, any of the Portfolio's exposure to smaller, non-Dow names gave it a performance advantage relative to the Dow. Conversely, because the Portfolio holds few mid- and small-cap stocks, its performance trailed that of the S&P 500 for the year.

*  Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

EQUITRUST VARIABLE INSURANCE SERIES FUND

December 31, 2004

Value Growth Portfolio

Portfolio Holdings by Industry Sector

High Grade Bond Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

Strategic Yield Portfolio

Investments by Credit Quality and Type of Security**

*  This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

**  Credit quality as reported by Standard & Poor's.

EQUITRUST VARIABLE INSURANCE SERIES FUND

December 31, 2004

Managed Portfolio

Portfolio Holdings by Industry Sector

Money Market Portfolio

Portfolio Holdings by Asset Type

Blue Chip Portfolio

Portfolio Holdings by Industry Sector

*  This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on July 1, 2004 and held until December 31, 2004.

Actual Expenses –

The first line for each Portfolio in the table below provides information about actual account values and actual expenses for that Portfolio. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" for the same Portfolio to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes –

The second line for each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio of the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/2004	Ending Account Value 12/31/2004	Expenses Paid During Period* 7/1/2004 - 12/31/2004	Annualized Expense Ratio
Value Growth Actual Hypothetical **	$1,000 $1,000	$1,080.80 $1,022.14	$2.98 $2.90	0.57%

High Grade Bond Actual Hypothetical **	$1,000 $1,000	$1,042.10 $1,022.82	$2.23 $2.21	0.43%

Strategic Yield Actual Hypothetical **	$1,000 $1,000	$1,060.20 $1,022.08	$3.01 $2.96	0.58%

Managed Actual Hypothetical **	$1,000 $1,000	$1,058.10 $1,022.21	$2.87 $2.82	0.56%

Money Market Actual Hypothetical **	$1,000 $1,000	$1,005.20 $1,022.24	$2.77 $2.79	0.55%

Blue Chip Actual Hypothetical **	$1,000 $1,000	$1,052.70 $1,023.50	$1.54 $1.52	0.30%

* Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio, multiplied by the average account value over the period, multiplied by 184 days divided by 366 to reflect the one-half year period.

** Hypothetical examples are based on a 5% return before expenses.

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
ASSETS
Investments in securities, at value (cost - $50,432,892; $28,868,384; $28,524,871; $63,565,108; $6,495,150;and $69,964,386, respectively).	$58,257,101	$29,735,084	$30,042,105	$74,719,033	$6,495,150	$84,893,665
Cash	63,542	65,833	63,363	67,828	57,906	61,772
Accrued dividends and interest receivable	62,604	201,822	546,512	114,660	1,701	84,463
Receivable for fund shares sold	-	-	-	-	42,351	-
Prepaid expense and other assets	168	76	73	205	21	259
Total Assets	58,383,415	30,002,815	30,652,053	74,901,726	6,597,129	85,040,159
LIABILITIES
Payable for fund shares redeemed	21,944	16,757	8,604	17,826	-	70,629
Accrued expenses	7,856	6,201	5,957	8,193	5,064	9,403
Total Liabilities	29,800	22,958	14,561	26,019	5,064	80,032
NET ASSETS	$58,353,615	$29,979,857	$30,637,492	$74,875,707	$6,592,065	$84,960,127
ANALYSIS OF NET ASSETS
Paid-in capital	$56,293,138	$29,069,287	$31,382,136	$61,180,658	$6,592,065	$75,484,231
Accumulated undistributed net investment income	665,116	-	-	1,297,777	-	1,621,030
Accumulated undistributed net realized gain (loss) from investment transactions	(6,428,848)	43,870	(2,261,878)	1,243,347	-	(7,074,413)
Net unrealized appreciation of investments	7,824,209	866,700	1,517,234	11,153,925	-	14,929,279
NET ASSETS	$58,353,615	$29,979,857	$30,637,492	$74,875,707	$6,592,065	$84,960,127
Shares issued and outstanding as of December 31, 2004	4,494,107	2,888,230	3,271,151	4,778,381	6,592,065	2,415,886
NET ASSET VALUE PER SHARE	$12.98	$10.38	$9.37	$15.67	$1.00	$35.17

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF OPERATIONS

Year Ended December 31, 2004

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
INVESTMENT INCOME
Dividends	$883,194	$41,755	$102,690	$1,087,304	$-	$1,776,424
Interest	94,369	1,301,865	1,749,050	606,554	81,525	90,455
Foreign tax withholding	(2,939)	-	-	(4,536)	-	-
Total Investment Income	974,624	1,343,620	1,851,740	1,689,322	81,525	1,866,879
EXPENSES
Paid to EquiTrust Investment Management Services, Inc.:
Investment advisory and management fees	243,579	84,158	126,623	312,909	15,859	161,819
Accounting fees	27,064	14,026	14,069	30,000	3,172	30,000
Custodial fees	7,344	6,398	5,718	7,417	6,857	6,081
Professional fees	20,024	13,307	13,119	23,572	8,050	27,252
Reports to shareholders	6,230	3,190	3,202	7,990	740	9,326
Trustees' fees and expenses	3,879	1,998	2,006	4,983	456	5,804
Insurance and bonds	1,279	661	637	1,619	147	1,928
Miscellaneous	2,465	1,288	1,245	3,145	312	3,719
Total Expenses	311,864	125,026	166,619	391,635	35,593	245,929
Fees paid indirectly	(69)	(97)	(118)	(90)	(35)	(80)
Net Expenses	311,795	124,929	166,501	391,545	35,558	245,849
Net Investment Income	662,829	1,218,691	1,685,239	1,297,777	45,967	1,621,030
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	2,173,686	43,870	148,802	2,810,450	-	(616,554)
Change in unrealized appreciation (depreciation) of investments	3,213,722	(51,531)	581,354	1,790,691	-	3,865,719
Net Gain (Loss) on Investments	5,387,408	(7,661)	730,156	4,601,141	-	3,249,165
Net Increase in Net Assets Resulting from Operations	$6,050,237	$1,211,030	$2,415,395	$5,898,918	$45,967	$4,870,195

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth Portfolio		High Grade Bond Portfolio
	Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
OPERATIONS
Net investment income .	$662,829	$563,058	$1,218,691	$1,190,431
Net realized gain (loss) from investment transactions	2,173,686	1,385,175	43,870	70,428
Change in unrealized appreciation/(depreciation)of investments	3,213,722	10,456,789	(51,531)	140,930
Net Increase in Net Assets Resulting from Operations	6,050,237	12,405,022	1,211,030	1,401,789
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(563,058)	(632,800)	(1,218,691)	(1,190,431)
Net realized gain from investment transactions	-	-	(70,428)	(126,083)
Total Dividends and Distributions	(563,058)	(632,800)	(1,289,119)	(1,316,514)
CAPITAL SHARE TRANSACTIONS	54,029	87,080	3,398,714	1,589,484
Total Increase in Net Assets	5,541,208	11,859,302	3,320,625	1,674,759
NET ASSETS
Beginning of year	52,812,407	40,953,105	26,659,232	24,984,473
End of year (including undistributed net investment income as set forth below)	$58,353,615	$52,812,407	$29,979,857	$26,659,232
Undistributed Net Investment Income	$665,116	$563,058	$-	$-

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Strategic Yield Portfolio		Managed Portfolio
	Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
OPERATIONS
Net investment income	$1,685,239	$1,675,320	$1,297,777	$1,367,844
Net realized gain (loss) from investment transactions	148,802	(573,460)	2,810,450	1,211,076
Change in unrealized appreciation/(depreciation) of investments	581,354	1,601,235	1,790,691	9,622,628
Net Increase in Net Assets Resulting from Operations	2,415,395	2,703,095	5,898,918	12,201,548
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,685,239)	(1,675,320)	(1,367,844)	(1,494,900)
Net realized gain from investment transactions	-	-	-	-
Total Dividends and Distributions	(1,685,239)	(1,675,320)	(1,367,844)	(1,494,900)
CAPITAL SHARE TRANSACTIONS	4,408,930	2,075,200	3,611,860	1,598,322
Total Increase (Decrease) in Net Assets	5,139,086	3,102,975	8,142,934	12,304,970
NET ASSETS
Beginning of year	25,498,406	22,395,431	66,732,773	54,427,803
End of year (including undistributed net investment income as set forth below)	$30,637,492	$25,498,406	$74,875,707	$66,732,773
Undistributed Net Investment Income	$-	$-	$1,297,777	$1,367,844

See accompanying notes.

	Money Market Portfolio		Blue Chip Portfolio
	Year Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
OPERATIONS
Net investment income	$45,967	$35,564	$1,621,030	$1,194,008
Net realized gain (loss) from investment transactions	-	-	(616,554)	(4,671,594)
Change in unrealized appreciation/(depreciation) of investments	-	-	3,865,719	19,623,555
Net Increase in Net Assets Resulting from Operations	45,967	35,564	4,870,195	16,145,969
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(45,967)	(35,564)	(1,194,008)	(1,066,311)
Net realized gain from investment transactions	-	-	-	-
Total Dividends and Distributions	(45,967)	(35,564)	(1,194,008)	(1,066,311)
CAPITAL SHARE TRANSACTIONS	(135,487)	(1,421,989)	1,451,850	1,053,814
Total Increase (Decrease) in Net Assets	(135,487)	(1,421,989)	5,128,037	16,133,472
NET ASSETS
Beginning of year	6,727,552	8,149,541	79,832,090	63,698,618
End of year (including undistributed net investment income as set forth below)	$6,592,065	$6,727,552	$84,960,127	$79,832,090
Undistributed Net Investment Income	$-	$-	$1,621,030	$1,194,008

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO

December 31, 2004

	Shares Held		Value
COMMON STOCKS (86.60%)
BUSINESS SERVICES (5.16%)
Affiliated Computer Services, Inc.-Class A	5,800	(1)	$349,102
Computer Associates International, Inc.	12,055		374,428
Compuware Corp.	16,050	(1)	103,844
Electronic Data Systems Corp.	5,745		132,709
Fair Isaac & Company, Inc.	4,719		173,093
First Data Corp.	3,520		149,741
Microsoft Corp.	16,425		438,712
Oracle Corp.	12,300	(1)	168,756
SunGard Data Systems, Inc.	6,200	(1)	175,646
Symantec Corp.	18,016	(1)	464,092
Veritas Software Corp.	16,800	(1)	479,640
			3,009,763
CHEMICALS AND ALLIED PRODUCTS (14.05%)
Abbott Laboratories	8,000		373,200
Bristol-Myers Squibb Co.	18,220		466,796
Colgate-Palmolive Co.	3,255		166,526
E.I. du Pont de Nemours & Co.	12,555		615,823
GlaxoSmithKline plc	5,500		260,645
Hospira, Inc.	800	(1)	26,800
IVAX Corp.	17,000	(1)	268,940
Johnson & Johnson	9,525		604,075
KV Pharmaceutical Co.-Class A	12,700	(1)	280,035
Merck & Co., Inc.	9,764		313,815
Mylan Laboratories, Inc.	40,025		707,642
Olin Corp.	6,400		140,928
Pfizer, Inc.	36,036		969,008
Schering-Plough Corp.	23,200		484,416
Sensient Technologies Corp.	56,375		1,352,436
SurModics, Inc.	11,992	(1)	389,860
Taro Pharmaceutical Industries, Inc.	6,600	(1)	224,598
Teva Pharmaceutical Industries, Inc.	10,216		305,050
Wyeth	5,835		248,513
			8,199,106
COMMUNICATIONS (2.92%)
Centurytel, Inc.	19,300		684,571
Comcast Corp.-Class A	3,235	(1)	107,661
Fox Entertainment Group	9,825	(1)	307,129
Nextel Communications, Inc.	20,200	(1)	606,000
			1,705,361
DEPOSITORY INSTITUTIONS (8.82%)
AmSouth Bancorp.	17,100		442,890
Astoria Financial Corp.	7,700		307,769
Bank of America Corp.	18,504		869,503
Bank of New York, Inc.	8,681		290,119
Citigroup, Inc.	23,183		1,116,957
National City Corp.	6,830		256,467
New York Community Bancorp., Inc.	23,156		476,319

	Shares Held		Value
U. S. Bancorp.	20,450		$640,494
Wachovia Corp.	7,650		402,390
Wilmington Trust Corp.	9,500		343,425
			5,146,333
EATING & DRINKING PLACES (0.56%)
Wendy's International, Inc.	8,400		329,784
ELECTRIC, GAS AND SANITARY SERVICES (3.44%)
Alliant Energy Corp.	8,660		247,676
Atmos Energy Corp.	17,012		465,278
Black Hills Corp.	7,520		230,714
Nisource, Inc.	16,000		364,480
Pepco Holdings, Inc.	16,200		345,384
Xcel Energy, Inc.	19,405		353,171
			2,006,703
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (2.57%)
Acuity Brands, Inc.	11,417		363,061
ADC Telecommunications, Inc.	127,440	(1)	341,539
Cisco Systems, Inc.	6,500	(1)	125,450
Cooper Industries, Ltd.	2,438		165,516
ECI Telecom, Ltd.	10,000	(1)	81,690
Emerson Electric Co.	2,300		161,230
Intel Corp.	8,900		208,171
JDS Uniphase Corp.	16,400	(1)	51,988
			1,498,645
ENGINEERING AND MANAGEMENT SERVICES (0.32%)
Shaw Group, Inc.	10,400	(1)	185,640
FOOD AND KINDRED PRODUCTS (3.32%)
Coca-Cola Co.	6,680		278,088
ConAgra Foods, Inc.	37,110		1,092,889
Sara Lee Corp.	23,400		564,876
			1,935,853
FOOD STORES (1.67%)
7-Eleven, Inc.	26,530	(1)	635,394
Kroger Co.	19,526	(1)	342,486
			977,880
GENERAL MERCHANDISE STORES (1.50%)
Federated Department Stores, Inc.	6,008		347,202
Fred's, Inc.	14,700		255,780
Target Corp.	5,300		275,229
			878,211
HEALTH SERVICES (3.27%)
Laboratory Corp. of America Holdings	10,660	(1)	531,081
Lifepoint Hospitals, Inc.	6,227	(1)	216,824
Province Healthcare Co.	17,950	(1)	401,183
Select Medical Corp.	19,200		337,920
Universal Health Services, Inc.-Class B	9,420		419,190
			1,906,198

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Shares Held		Value
HOLDING AND OTHER INVESTMENT OFFICES (0.83%)
Highwoods Properties, Inc.	17,500		$484,750
INDUSTRIAL MACHINERY AND EQUIPMENT (3.37%)
EMC Corp.	22,500	(1)	334,575
Hewlett-Packard Co.	6,000		125,820
Ingersoll-Rand Co. Ltd.-Class A	9,950		798,985
Solectron Corp.	22,500	(1)	119,925
SPX Corp.	9,023		361,461
Stanley Works (The)	4,600		225,354
			1,966,120
INSTRUMENTS AND RELATED PRODUCTS (3.91%)
Agilent Technologies, Inc.	7,000	(1)	168,700
Becton Dickinson & Co.	13,226		751,237
Fisher Scientific International, Inc.	8,176	(1)	510,019
Medtronic, Inc.	6,300		312,921
Perkinelmer, Inc.	11,900		267,631
Steris Corp.	11,448	(1)	271,547
			2,282,055
INSURANCE CARRIERS (5.64%)
Allstate Corp.	11,275		583,143
American International Group, Inc.	9,740		639,626
MBIA, Inc.	11,400		721,392
Protective Life Corp.	9,300		397,017
Safeco Corp.	8,800		459,712
WellPoint Health Networks, Inc.	4,266	(1)	490,590
			3,291,480
METAL MINING (1.53%)
Barrick Gold Corp.	20,000		484,400
Placer Dome, Inc.	21,600		407,376
			891,776
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.43%)
Hasbro, Inc.	12,900		250,002
MOTION PICTURES (0.32%)
Time Warner, Inc.	9,600	(1)	186,624
NONDEPOSITORY INSTITUTIONS (0.62%)
Federal Home Loan Mortgage Corp.	4,900		361,130
OIL AND GAS EXTRACTION (4.58%)
Burlington Resources, Inc.	20,000		870,000
EOG Resources, Inc.	5,800		413,888
Occidental Petroleum Co.	8,600		501,896
Rowan Companies, Inc.	16,900	(1)	437,710
Whiting Petroleum Corp.	14,900	(1)	450,725
			2,674,219

	Shares Held		Value
PAPER AND ALLIED PRODUCTS (1.38%)
Abitibi Consolidated, Inc.	92,600		$640,792
Sonoco Products Co.	5,500		163,075
			803,867
PETROLEUM AND COAL PRODUCTS (5.30%)
BP PLC	6,000		350,400
ChevronTexaco Corp.	14,100		740,391
ConocoPhillips	16,833		1,461,609
Marathon Oil Corp.	14,400		541,584
			3,093,984
PRIMARY METAL INDUSTRIES (0.78%)
Northwest Pipe Co.	18,255	(1)	455,462
PRINTING AND PUBLISHING (1.95%)
Belo Corp.	26,400		692,736
Cenveo, Inc.	36,450	(1)	112,995
R.R. Donnelley & Sons Co.	9,400		331,726
			1,137,457
RAILROAD TRANSPORTATION (0.25%)
Union Pacific Corp.	2,155		144,924
TOBACCO PRODUCTS (1.48%)
Altria Group, Inc.	14,100		861,510
TRANSPORTATION EQUIPMENT (3.02%)
Federal Signal Corp.	13,300		234,878
Genuine Parts Co.	7,800		343,668
Honeywell International, Inc.	23,500		832,135
ITT Industries, Inc.	4,185		353,423
			1,764,104
WHOLESALE TRADE - NONDURABLE GOODS (1.85%)
Dean Foods Co.	16,986	(1)	559,689
Safeway, Inc.	26,230	(1)	517,780
			1,077,469
MISCELLANEOUS EQUITIES (1.76%)
H & Q Life Sciences Investors	24,319		385,457
NASDAQ-100 Trust	16,100		642,551
			1,028,008
Total Common Stocks (Cost $42,710,209)			50,534,418
SHORT-TERM INVESTMENTS (13.23%)
MONEY MARKET MUTUAL FUND (1.20%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $700,928)	700,928		700,928

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Principal Amount	Value
COMMERCIAL PAPER (3.60%)
NONDEPOSITORY INSTITUTIONS
American General Finance Corp., 2.27%, due 01/18/05	$900,000	$900,000
General Electric Capital Corp., 2.30%, due 01/10/05	1,200,000	1,200,000
Total Commercial Paper (Cost $2,100,000)		2,100,000
UNITED STATES GOVERNMENT AGENCIES (8.43%)
Federal Home Loan Bank, due 01/07/05	1,575,000	1,574,424
Federal Home Loan Mortgage Corp., due 01/04/05	750,000	749,869
Federal National Mortgage Assoc., due 01/12/05	1,600,000	1,598,894
Federal National Mortgage Assoc., due 01/24/05	1,000,000	998,568
Total United States Government Agencies (Cost $4,921,755)		4,921,755
Total Short-Term Investments (Cost $7,722,683)		7,722,683
Total Investments (Cost $50,432,892) (99.83%)		58,257,101
OTHER ASSETS LESS LIABILITIES (0.17%)
Cash, receivables, prepaid expense and other assets, less liabilities		96,514
Total Net Assets (100.00%)		$58,353,615

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO

December 31, 2004

	Shares Held	Value
PREFERRED STOCK (0.68%)
HOLDING AND OTHER INVESTMENT OFFICES (0.68%)
New Plan Excel Realty Trust-Series D, 7.80% (Cost $200,000)	4,000	$203,625
	Principal Amount
CORPORATE BONDS (29.27%)
DEPOSITORY INSTITUTIONS (2.60%)
Washington Mutual Bank, 5.65%, due 08/15/14	$750,000	778,785
ELECTRIC, GAS AND SANITARY SERVICES (6.47%)
Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19 .	700,000 (1)	823,347
Oglethorpe Power Corp., 6.974%, due 06/30/11	241,000	258,217
PacifiCorp, 6.90%, due 11/15/11	750,000	857,168
		1,938,732
FOOD STORES (2.28%)
Ahold Finance USA, Inc., 8.25%, due 07/15/10	600,000	682,500
HOLDING AND OTHER INVESTMENT OFFICES (2.29%)
Security Capital Pacific, 7.20%, due 03/01/13	275,000	310,791
Washington REIT, 6.898%, due 02/15/18	350,000	377,038
		687,829
HOTELS & MOTELS (0.51%)
Meditrust, 7.60%, due 09/13/05	150,000	154,500
INSURANCE CARRIERS (3.03%)
SunAmerica, 8.125%, due 04/28/23	700,000	907,746
SECURITY & COMMODITY BROKERS (4.20%)
Morgan Stanley, 5.125%, due 02/11/19	1,300,000	1,259,011
TOBACCO PRODUCTS (2.77%)
UST, Inc., 7.25%, due 06/01/09	750,000	831,847
TRANSPORTATION - BY AIR (4.55%)
Continental Airlines, Inc., 6.545%, due 08/02/20	421,594	420,561

	Principal Amount	Value
Federal Express, 7.50%, due 01/15/18	$202,958	$235,497
Northwest Airlines, 7.575%, due 03/01/19	683,154	707,098
		1,363,156
TRANSPORTATION EQUIPMENT (0.57%)
Ford Motor Co., 9.215%, due 09/15/21	150,000	172,171
Total Corporate Bonds (Cost $8,160,324)		8,776,277
MORTGAGE-BACKED SECURITIES (40.28%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (0.01%)
Pool # 50276, 9.50%, due 02/01/20	1,703	1,925
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (40.27%)
Pool # 1512, 7.50%, due 12/20/23	36,514	39,335
Pool # 2631, 7.00%, due 08/01/28	52,776	56,016
Pool # 2658, 6.50%, due 10/01/28	88,781	93,468
Pool # 2701, 6.50%, due 01/20/29	105,932	111,452
Pool # 2796, 7.00%, due 08/01/29	92,430	98,030
Pool # 3039, 6.50%, due 02/01/31	38,888	40,899
Pool # 3040, 7.00%, due 02/01/31	73,110	77,479
Pool # 3188, 6.50%, due 02/20/32	237,001	249,260
Pool # 3239, 6.50%, due 05/01/32	211,674	222,624
Pool # 3261, 6.50%, due 07/20/32	416,540	438,086
Pool # 3320, 5.50%, due 12/01/32	1,330,333	1,360,180
Pool # 3333, 5.50%, due 01/01/33	1,104,210	1,128,148
Pool # 3375, 5.50%, due 04/01/33	173,552	177,315
Pool # 3390, 5.50%, due 05/01/33	774,645	791,439
Pool # 3403, 5.50%, due 06/01/33	1,315,882	1,344,408
Pool # 3458, 5.00%, due 10/01/33	884,459	885,265
Pool # 3499, 5.00%, due 01/01/34	1,370,788	1,370,764
Pool # 3556, 5.50%, due 05/01/34	1,509,005	1,541,037
Pool # 3623, 5.00%, due 10/01/34	1,985,162	1,985,126
Pool # 22630, 6.50%, due 08/01/28	49,637	52,257
Pool # 276337, 10.00%, due 08/15/19	9,564	10,707
		12,073,295
Total Mortgage-Backed Securities (Cost $11,820,173)		12,075,220
UNITED STATES GOVERNMENT AGENCIES (3.25%)
Federal Home Loan Mortgage Corp., 4.65%, due 10/10/13 (Cost $976,086)	1,000,000	974,660

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (continued)

	Principal Amount	Value
UNITED STATES TREASURY OBLIGATION (6.63%)
U.S. Treasury Note, 2.50%, due 05/31/06 (Cost $1,995,559)	$2,000,000	$1,989,060
SHORT-TERM INVESTMENTS (19.07%)
COMMERCIAL PAPER (1.33%)
NONDEPOSITORY INSTITUTIONS
American General Finance Corp., 2.31%, due 01/14/05 (Cost $400,000)	400,000	400,000
UNITED STATES GOVERNMENT AGENCIES (16.00%)
Federal Home Loan Bank, due 01/12/05	400,000	399,727
Federal Home Loan Bank, due 01/26/05	2,000,000	1,996,888
Federal National Mortgage Assoc., due 01/05/05	1,600,000	1,599,612
Federal National Mortgage Assoc., due 01/24/05	800,000	798,855
Total United States Government Agencies (Cost $4,795,082)		4,795,082
	Shares Held
MONEY MARKET MUTUAL FUND (1.74%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $521,160)	521,160	521,160
Total Short-Term Investments (Cost $5,716,242)		5,716,242
Total Investments (Cost $28,868,384) (99.18%)		29,735,084
OTHER ASSETS LESS LIABILITIES (0.82%)
Cash, receivables, prepaid expense and other assets, less liabilities		244,773
Total Net Assets (100.00%)		$29,979,857

(1)  Each unit was purchased at 104.481 on 04/20/01. As of 12/31/04, the carrying value of each unit was 117.621, representing $823,347 or 2.75% of total net assets.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO

December 31, 2004

	Shares Held	Value
PREFERRED STOCK (1.16%)
HOLDING AND OTHER INVESTMENT OFFICES (1.16%)
New Plan Excel Realty Trust- Series D, 7.80% (Cost $350,000)	7,000	$356,344
	Principal Amount
CORPORATE BONDS (78.70%)
APPAREL AND ACCESSORY STORES (5.05%)
Woolworth (FW) Corp., 8.50%, due 01/15/22	$1,400,000	1,547,000
CHEMICALS AND ALLIED PRODUCTS (5.92%)
Lyondell Chemical Co., 9.625%, due 05/01/07	900,000	994,500
Nova Chemicals, Ltd., 7.875%, due 09/15/25	800,000	820,136
		1,814,636
COMMUNICATIONS (1.71%)
Telephone & Data Systems, Inc., 7.00%, due 08/01/06	500,000	524,540
ELECTRIC, GAS AND SANITARY SERVICES (11.66%)
Alliant Energy Resources, Inc., 9.75%, due 01/15/13	1,000,000	1,303,120
ESI Tractebel, 7.99%, due 12/30/11	299,000	317,250
Indianapolis Power & Light Co., 7.05%, due 02/01/24	750,000	766,583
Semco Energy, Inc., 7.125%, due 05/15/08	900,000	967,500
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	194,489	216,291
		3,570,744
GENERAL MERCHANDISE STORES (0.08%)
DR Structured Finance, 8.35%, due 02/15/04	201,711 (1)	24,205
HOLDING AND OTHER INVESTMENT OFFICES (18.39%)
Bradley Operating, L.P., 7.20%, due 01/15/08	450,000	482,679
Federal Realty Investment Trust, 7.48%, due 08/15/26	600,000	662,474
First Industrial LP, 7.60%, due 07/15/28	700,000	796,516

	Principal Amount		Value
HRPT Properties, 6.25%, due 08/15/16	$375,000		$395,284
iStar Financial Inc., 7.00%, due 03/15/08	300,000		325,656
Price Development Company, 7.29%, due 03/11/08	450,000		459,657
Spieker Properties LP, 7.35%, due 12/01/17	1,200,000		1,357,800
Trinet Corp. Realty, 7.70%, due 07/15/17	1,000,000		1,155,680
			5,635,746
INSURANCE CARRIERS (5.74%)
Markel Capital Trust, 8.71%, due 01/01/46	1,000,000		1,086,670
PXRE Capital Trust, 8.85%, due 02/01/27	670,000		673,350
			1,760,020
MOTION PICTURES (3.26%)
Time Warner, Inc., 8.375%, due 03/15/23	800,000		997,728
PAPER AND ALLIED PRODUCTS (10.40%)
Bowater, Inc., 9.375%, due 12/15/21	900,000		1,020,222
Cascades, Inc., 7.25%, due 02/15/13	1,000,000		1,065,000
Potlatch Corp., 12.50%, due 12/01/09	900,000		1,099,647
			3,184,869
TRANSPORTATION - BY AIR (4.66%)
Continental Airlines, Inc., 7.46%, due 04/01/15	1,255,528		1,220,624
Northwest Airlines, 7.58%, due 03/01/19	200,676		207,710
			1,428,334
WATER TRANSPORTATION (7.30%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	1,100,000		1,249,875
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21	1,000,000	(2)	985,220
			2,235,095
WHOLESALEE TRADE NONDURABLE GOODS (4.53%)
Safeway, Inc., 7.45%, due 09/15/27	1,200,000		1,387,104
Total Corporate Bonds (Cost $22,599,131)			24,110,021

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO (continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS (18.20%)
COMMERCIAL PAPER (2.94%)
NONDEPOSITORY INSTITUTIONS
General Electric Capital Corp., 2.30%, due 01/07/05 (Cost $900,000)	$900,000	$900,000
UNITED STATES GOVERNMENT AGENCIES (13.21%)
Federal Home Loan Bank., due 01/12/05	550,000	549,625
Federal Home Loan Bank., due 01/19/05	2,700,000	2,697,013
Federal Home Loan Mortgage Corp., due 01/04/05	800,000	799,858
Total United States Government Agencies (Cost $4,046,496)		4,046,496
	Shares Held
MONEY MARKET MUTUAL FUND (2.05%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $629,244)	629,244	629,244
Total Short-Term Investments (Cost $5,575,740)		5,575,740
Total Investments (Cost $28,524,871) (98.06%)		30,042,105
OTHER ASSETS LESS LIABILITIES (1.94%)
Cash, receivables, prepaid expense and other assets, less liabilities		595,387
Total Net Assets (100.00%)		$30,637,492

(1)  Partial or no interest was received on this security on its last scheduled interest payment date.

(2)  Each unit was purchased at 80.500 on 08/26/99. As of 12/31/04, the carrying value of each unit was 98.522, representing $985,220 or 3.22% of total net assets.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO

December 31, 2004

	Shares Held		Value
COMMON STOCKS (63.99%)
BUSINESS SERVICES (0.65%)
Electronic Data Systems Corp.	7,500		$173,250
Veritas Software Corp.	10,900	(1)	311,195
			484,445
CHEMICALS AND ALLIED PRODUCTS (11.33%)
Bristol-Myers Squibb Co.	19,605		502,280
Colgate-Palmolive Co.	4,230		216,407
E.I. du Pont de Nemours & Co.	16,475		808,099
GlaxoSmithKline plc	4,700		222,733
IVAX Corp.	21,375	(1)	338,152
Johnson & Johnson	12,527		794,462
KV Pharmaceutical Co.-Class A	12,600	(1)	277,830
Merck & Co., Inc.	15,158		487,178
Mylan Laboratories, Inc.	50,025		884,442
Olin Corp.	17,100		376,542
Pfizer, Inc.	47,104		1,266,627
Schering-Plough Corp.	15,700		327,816
Sensient Technologies Corp.	73,945		1,773,941
Taro Pharmaceutical Industries Inc.	6,030	(1)	205,201
			8,481,710
COMMUNICATIONS (2.00%)
Centurytel, Inc.	24,040		852,699
Comcast Corp.-Class A	3,930	(1)	130,790
Nextel Communications, Inc.	17,200	(1)	516,000
			1,499,489
DEPOSITORY INSTITUTIONS (8.45%)
AmSouth Bancorporation	24,800		642,320
Astoria Financial Corp.	10,100		403,697
Bank of America Corp.	22,272		1,046,561
Bank of New York, Inc.	11,229		375,273
Citigroup, Inc.	19,822		955,024
National City Corp.	8,695		326,497
New York Community Bancorp.	44,834		922,235
U. S. Bancorp	24,470		766,400
Wachovia Corp.	8,328		438,053
Wilmington Trust Corp.	12,500		451,875
			6,327,935
ELECTRIC, GAS AND SANITARY SERVICES (5.01%)
Alliant Energy Corp.	22,115		632,489
Atmos Energy Corp.	38,252		1,046,192
Black Hills Corp.	9,655		296,215
Nisource, Inc.	20,300		462,434
Pepco Holdings, Inc.	40,600		865,592
Xcel Energy, Inc.	24,690		449,358
			3,752,280
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (0.96%)
Acuity Brands, Inc.	15,101		480,212
Cooper Industries, Ltd.	2,721		184,729

	Shares Held		Value
Emerson Electric Co.	800		$56,080
			721,021
ENGINEERING AND MANAGEMENT SERVICES (0.50%)
Shaw Group, Inc.	21,000	(1)	374,850
FOOD AND KINDRED PRODUCTS (2.19%)
ConAgra Foods, Inc.	35,879		1,056,636
Sara Lee Corp.	24,100		581,774
			1,638,410
FOOD STORES (0.59%)
Kroger Co.	25,186	(1)	441,762
GENERAL MERCHANDISE STORES (0.59%)
Federated Department Stores, Inc.	7,681		443,885
HEALTH SERVICES (1.56%)
Lifepoint Hospitals, Inc.	4,579	(1)	159,441
Province Healthcare Co.	13,200	(1)	295,020
Select Medical Corp.	24,600		432,960
Universal Health Services, Inc.-Class B	6,350		282,575
			1,169,996
HOLDING AND OTHER INVESTMENT OFFICES (0.80%)
Highwoods Properties, Inc.	21,500		595,550
INDUSTRIAL MACHINERY & EQUIPMENT (2.66%)
Hewlett-Packard Co.	6,900		144,693
Ingersoll-Rand Co. Ltd.-Class A	10,222		820,827
SPX Corp.	10,246		410,455
Stanley Works (The)	12,500		612,375
			1,988,350
INSTRUMENTS AND RELATED PRODUCTS (1.85%)
Becton Dickinson & Co.	13,835		785,828
Fisher Scientific International, Inc.	3,920	(1)	244,530
Steris Corp.	14,946	(1)	354,519
			1,384,877
INSURANCE CARRIERS (4.16%)
Allstate Corp.	14,465		748,130
American International Group, Inc.	6,170		405,184
MBIA, Inc.	7,781		492,382
Protective Life	6,200		264,678
Safeco Corp.	11,200		585,088
WellPoint Health Networks, Inc.	5,389	(1)	619,735
			3,115,197

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)

	Shares Held		Value
METAL MINING (2.60%)
Barrick Gold Corp.	41,200		$997,864
Placer Dome, Inc.	50,500		952,430
			1,950,294
OIL AND GAS EXTRACTION (2.74%)
Burlington Resources, Inc.	15,000		652,500
Occidental Petroleum Co.	16,500		962,940
Rowan Companies, Inc.	16,700	(1)	432,530
			2,047,970
PAPER AND ALLIED PRODUCTS (2.29%)
Abitibi Consolidated, Inc.	133,500		923,820
P.H. Glatfelter Co.	31,300		478,264
Sonoco Products Co.	10,600		314,290
			1,716,374
PETROLEUM AND COAL PRODUCTS (4.16%)
BP PLC	8,100		473,040
ConocoPhillips	21,012		1,824,472
Marathon Oil Corp.	21,800		819,898
			3,117,410
PRIMARY METAL INDUSTRIES (0.20%)
Wolverine Tube, Inc.	11,400	(1)	147,174
PRINTING AND PUBLISHING (1.89%)
Belo Corp.-Series A	29,600		776,704
R.R. Donnelley & Sons Co.	18,100		638,749
			1,415,453
RAILROAD TRANSPORTATION (0.24%)
Union Pacific Corp.	2,710		182,248
TOBACCO PRODUCTS (1.26%)
Altria Group, Inc.	15,400		940,940
TRANSPORTATION EQUIPMENT (3.59%)
Federal Signal Corp.	36,400		642,824
Genuine Parts Co.	14,700		647,682
Honeywell International, Inc.	27,400		970,234
ITT Industries, Inc.	5,095		430,273
			2,691,013
WHOLESALE TRADE - NONDURABLE GOODS (1.72%)
Dean Foods Co.	19,069	(1)	628,323
Safeway, Inc.	33,280	(1)	656,947
			1,285,270
Total Common Stocks (Cost $36,869,917)			47,913,903

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (5.49%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pool # 2796, 7.00%, due 08/01/29	$138,645	$147,045
Pool # 3040, 7.00%, due 02/01/31	91,388	96,849
Pool # 3188, 6.50%, due 02/20/32	237,001	249,260
Pool # 3239, 6.50%, due 05/01/32	354,508	372,845
Pool # 3333, 5.50%, due 01/01/33	483,092	493,565
Pool # 3403, 5.50%, due 06/01/33	414,811	423,804
Pool # 3442, 5.00%, due 09/01/33	1,316,517	1,317,717
Pool # 3459, 5.50%, due 10/01/33	983,435	1,004,755
Total Mortgage-Backed Securities (Cost $3,999,775)		4,105,840
UNITED STATES GOVERNMENT AGENCIES (6.16%)
Government National Mortgage Assoc., 5.00%, due 09/01/29	600,000	607,436
Government National Mortgage Assoc., 5.00%, due 06/01/31	1,300,000	1,315,376
Government National Mortgage Assoc., 5.00%, due 06/01/33	1,693,200	1,707,905
Government National Mortgage Assoc., 4.00%, due 10/01/34	991,009	984,613
Total United States Government Agencies (Cost $4,611,456)		4,615,330
SHORT-TERM INVESTMENTS (24.15%)
COMMERCIAL PAPER (4.94%)
NONDEPOSITORY INSTITUTIONS
American General Finance Corp., 2.28%, due 01/28/05	2,400,000	2,400,000
General Electric Capital Corp., 2.21%, due 01/18/05	1,000,000	1,000,000
General Electric Capital Corp., 2.30%, due 01/18/05	300,000	300,000
Total Commercial Paper (Cost $3,700,000)		3,700,000
UNITED STATES GOVERNMENT AGENCIES (17.88%)
Federal Home Loan Bank, due 01/21/05	250,000	249,701
Federal Home Loan Bank, due 01/26/05	1,000,000	998,504

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)

	Principal Amount	Value
UNITED STATES GOVERNMENT AGENCIES (17.88%) - continued
Federal Home Loan Bank, due 02/02/05	$2,400,000	$2,395,282
Federal Home Loan Mortgage Corp., due 01/04/05	2,300,000	2,299,597
Federal Home Loan Mortgage Corp., due 01/10/05	2,400,000	2,398,743
Federal National Mortgage Assoc., due 01/07/05	1,500,000	1,499,462
Federal National Mortgage Assoc., due 01/13/05	1,250,000	1,249,106
Federal National Mortgage Assoc., due 01/21/05	1,500,000	1,498,172
Federal National Mortgage Assoc., due 01/24/05	800,000	798,854
Total United States Government Agencies (Cost $13,387,421)		13,387,421
	Shares Held
MONEY MARKET MUTUAL FUND (1.33%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $996,539)	996,539	996,539
Total Short-Term Investments (Cost $18,083,960)		18,083,960
Total Investments (Cost $63,565,108) (99.79%)		74,719,033
OTHER ASSETS LESS LIABILITIES (0.21%)
Cash, receivables, prepaid expense and other assets, less liabilities		156,674
Total Net Assets (100.00%)		$74,875,707

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO

December 31, 2004

	Annualized Yield on Purchase Date	Principal Amount	Value
SHORT-TERM INVESTMENTS (98.53%)
COMMERCIAL PAPER (15.32%)
NONDEPOSITORY INSTITUTIONS (8.12%)
American General Finance Corp., 2.29%, due 02/04/05	2.289%	$155,000	$155,000
American General Finance Corp., 2.20%, due 02/08/05	2.202	115,000	115,000
General Electric Capital Corp., 2.27%, due 02/15/05	2.273	265,000	265,000
			535,000
INDUSTRIAL, MACHINERY AND EQUIPMENT (3.79%)
International Business Machines Corp., 2.23%, due 02/10/05	2.227	250,000	250,000
PETROLEUM AND COAL PRODUCTS (3.41%)
ChevronTexaco Corp., 2.24%, due 01/05/05	2.242	225,000	225,000
Total Commercial Paper (Cost $1,010,000)			1,010,000
UNITED STATES GOVERNMENT AGENCIES (75.26%)
Federal Home Loan Bank, due 01/12/05	2.106	200,000	199,873
Federal Home Loan Bank, due 01/21/05	2.264	250,000	249,690
Federal Home Loan Bank, due 01/26/05	2.087	250,000	249,643
Federal Home Loan Bank, due 01/28/05	2.198	200,000	199,675
Federal Home Loan Bank, due 02/11/05	2.270	200,000	199,491
Federal Home Loan Bank, due 02/25/05	2.330	275,000	274,038
Federal Home Loan Bank, due 03/02/05	2.324	250,000	249,049
Federal Home Loan Mortgage Corp., due 01/04/05	1.935	75,000	74,988
Federal Home Loan Mortgage Corp., due 01/18/05	2.047	200,000	199,810
Federal Home Loan Mortgage Corp., due 02/01/05	2.199	400,000	399,254
Federal Home Loan Mortgage Corp., due 02/22/05	2.262	200,000	199,358
Federal Home Loan Mortgage Corp., due 02/23/05	2.332	250,000	249,156
Federal Home Loan Mortgage Corp., due 03/08/05	2.414	275,000	273,805
Federal Home Loan Mortgage Corp., due 03/29/05	2.479	250,000	248,532
Federal National Mortgage Assoc., due 01/07/05	1.964	225,000	224,927
Federal National Mortgage Assoc., due 01/19/05	2.133	200,000	199,790
Federal National Mortgage Assoc., due 02/09/05	2.270	250,000	249,395
Federal National Mortgage Assoc., due 02/16/05	2.311	250,000	249,274
Federal National Mortgage Assoc., due 03/04/05	2.423	250,000	248,975
Federal National Mortgage Assoc., due 03/09/05	2.425	250,000	248,892
Federal National Mortgage Assoc., due 03/14/05	2.435	275,000	273,685
Total United States Government Agencies (Cost $4,961,300)			4,961,300
UNITED STATES TREASURY OBLIGATIONS (7.95%)
U.S. Treasury Bills, due 01/13/05	1.842%	275,000	274,834
U.S. Treasury Bills, due 03/10/05	2.121	250,000	249,016
Total United States Treasury Obligations (Cost $523,850)			523,850
Total Short-Term Investments (Cost $6,495,150)			6,495,150
OTHER ASSETS LESS LIABILITIES (1.47%)
Cash, receivables, prepaid expense and other assets, less liabilities			96,915
Total Net Assets (100.00%)			$6,592,065

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO

December 31, 2004

	Shares Held		Value
COMMON STOCKS (91.07%)
BUSINESS SERVICES (3.89%)
Microsoft Corp.	93,758		$2,504,276
Oracle Corp.	58,314	(1)	800,068
			3,304,344
CHEMICALS AND ALLIED PRODUCTS (15.05%)
Abbott Laboratories	25,260		1,178,379
Amgen, Inc.	18,200	(1)	1,167,530
Bristol-Myers Squibb Co.	36,063		923,934
Dow Chemical Co.	10,720		530,747
E.I. du Pont de. Nemours & Co.	16,081		788,773
Johnson & Johnson	43,580		2,763,844
Eli Lilly & Co.	18,022		1,022,748
Merck & Co., Inc.	28,928		929,746
Pfizer, Inc.	45,282		1,217,633
Procter & Gamble Co.	41,042		2,260,593
			12,783,927
COMMUNICATIONS (4.80%)
Comcast Corp.-Class A	22,486	(1)	748,334
SBC Communications, Inc.	35,565		916,510
Verizon Communications	37,307		1,511,307
Viacom, Inc.-Class B	24,668		897,669
			4,073,820
DEPOSITORY INSTITUTIONS (10.61%)
Bank of America	46,596		2,189,546
Citigroup, Inc.	49,326		2,376,527
J. P. Morgan Chase & Co.	47,270		1,844,003
Wachovia Corp.	25,980		1,366,548
Wells Fargo Co.	19,900		1,236,785
			9,013,409
EATING AND DRINKING PLACES (1.95%)
McDonald's Corp.	51,752		1,659,169
ELECTRIC, GAS AND SANITARY SERVICES (3.06%)
Dominion Resources, Inc.	11,600		785,784
Exelon Corp.	24,600		1,084,122
Southern Co.	21,650		725,708
			2,595,614
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT (7.73%)
Cisco Systems, Inc.	62,268	(1)	1,201,772
General Electric Co.	73,576		2,685,524
Intel Corp.	58,206		1,361,438
Motorola, Inc.	37,949		652,723
Texas Instruments, Inc.	27,001		664,765
			6,566,222

	Shares Held		Value
FOOD AND KINDRED PRODUCTS (2.93%)
Anheuser Busch. Companies, Inc.	11,432		$579,945
Coca-Cola Co. (The)	26,389		1,098,574
PepsiCo, Inc.	15,518		810,040
			2,488,559
FORESTRY (0.51%)
Weyerhaeuser Co.	6,400		430,208
GENERAL MERCHANDISE STORES (2.65%)
Wal-Mart Stores, Inc.	42,623		2,251,347
INDUSTRIAL MACHINERY AND EQUIPMENT (8.80%)
3M Co.	17,808		1,461,503
Applied Materials, Inc.	24,000	(1)	410,400
Caterpillar, Inc.	14,307		1,395,076
Dell, Inc.	31,210	(1)	1,315,189
EMC Corp.	38,068	(1)	566,071
Hewlett-Packard Co.	41,279		865,621
International Business Machines Corp.	14,821		1,461,054
			7,474,914
INSURANCE CARRIERS (2.93%)
American International Group, Inc.	37,964		2,493,096
LUMBER AND WOOD PRODUCTS (1.30%)
Home Depot, Inc.	25,913		1,107,522
MOTION PICTURES (2.36%)
Disney (Walt) Co.	36,832		1,023,930
Time Warner, Inc.	50,502	(1)	981,759
			2,005,689
NONDEPOSITORY INSTITUTIONS (4.71%)
American Express Co.	52,797		2,976,167
Federal National Mortgage Assoc.	14,400		1,025,424
			4,001,591
PETROLEUM AND COAL PRODUCTS (6.64%)
ChevronTexaco Corp.	39,400		2,068,894
Exxon Mobil Corp.	69,771		3,576,461
			5,645,355
PRIMARY METAL INDUSTRIES (1.14%)
Alcoa, Inc.	30,898		970,815
TOBACCO PRODUCTS (2.80%)
Altria Group, Inc.	38,965		2,380,761

EQUITRUST VARIABLE INSURANCE SERIES FUND
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (continued)

	Shares Held	Value
TRANSPORTATION EQUIPMENT (7.21%)
Boeing Co. (The)	32,082	$1,660,885
General Motors Corp.	16,700	669,002
Honeywell International, Inc.	38,024	1,346,430
United Technologies Corp.	23,701	2,449,498
		6,125,815
Total Common Stocks (Cost $62,442,898)		77,372,177
	Principal Amount
SHORT-TERM INVESTMENTS (8.85%)
UNITED STATES GOVERNMENT AGENCIES (7.93%)
Federal Home Loan Mortgage Corp., due 01/10/05	$2,000,000	1,998,937
Federal Home Loan Mortgage Corp., due 01/18/05	2,000,000	1,997,976
Federal Home Loan Mortgage Corp., due 01/31/05	750,000	748,598
Federal National Mortgage Assoc., due 01/24/05	2,000,000	1,997,157
Total United States Government Agencies (Cost $6,742,668)		6,742,668
	Shares Held
MONEY MARKET MUTUAL FUND (0.92%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $778,820)	778,820	778,820
Total Short-Term Investments (Cost $7,521,488)		7,521,488
Total Investments (Cost $69,964,386) (99.92%)		84,893,665
OTHER ASSETS LESS LIABILITIES (0.08%)
Cash, receivables, prepaid expense and other assets, less liabilities		66,462
Total Net Assets (100.00%)		$84,960,127

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.  Significant Accounting Policies

Organization

EquiTrust Variable Insurance Series Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end diversified management investment company, or mutual fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios). Shares of the Fund are sold only to certain life insurance companies' separate accounts to fund the benefits under variable insurance contracts issued by such life insurance companies, including Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company (see Note 3).

Security Valuation

All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Investments for which market quotations are not readily available, or in situations when liquidation of holdings at quoted market prices is questionable, are valued at fair value as determined in good faith by the Fund's Board of Trustees. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.

The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

Income and Investment Transactions

For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividend income is recorded on the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

Dividends and Distributions to Shareholders

On each day that the net asset value per share is calculated in the High Grade Bond, Strategic Yield and Money Market Portfolios, that Portfolio's net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for certain basis adjustments resulting from corporate reorganizations, and income and basis adjustments resulting from a taxable spin-off. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. During the year ended December 31, 2004, the Value Growth Portfolio reclassified permanent differences of $2,287 in Accumulated undistributed net realized gain (loss) from investment transactions and Accumulated undistributed net investment income.

Dividends and distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (continued)

1.  Significant Accounting Policies (continued)

assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund's organizational documents, its present and past officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. At the discretion of the board of trustees, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

2.  Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

As of December 31, 2004, the following Portfolios had approximate net capital loss carryforwards set forth below:

	Portfolio
Net Capital Loss Carryforwards Expire In:	Value Growth	Strategic Yield	Blue Chip
2006	$3,543,000	$-	$-
2008	2,848,000	-	-
2010	-	1,691,000	1,786,000
2011	-	571,000	4,672,000
2012	-	-	556,000
	$6,391,000	$2,262,000	$7,014,000

During 2004, the Value Growth, Strategic Yield and Managed Portfolios utilized approximately $2,166,000, $146,000 and $1,486,000 of capital loss carryforwards, respectively.

As of December 31, 2004, the Blue Chip Portfolio had post-October capital losses of $60,178 that were deferred to the first day of the next fiscal year.

As of December 31, 2004, the components of accumulated earnings and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities, except as follows:

	Portfolio
	Value Growth	Managed
Undistributed ordinary income	$665,116	$1,297,777
Accumulated capital gains (losses)	(6,391,365)	1,299,693
Net unrealized appreciation of investments	7,786,716	11,097,579
Total accumulated earnings	$2,060,467	$13,695,049

During 2002, the Value Growth and Managed Portfolios held securities in companies that completed corporate inversions. These events resulted in realized capital gains for these investments being recognized for tax but not for book purposes. As of December 31, 2004, unrealized appreciation and accumulated capital gains book and tax differences related to corporate inversions were $21,867 for the Value Growth Portfolio and $56,346 for the Managed Portfolio.

During 2004, the Value Growth Portfolio held a security that completed a taxable spin-off. The unrealized appreciation and accumulated capital gains differences were $15,626.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (continued)

2.  Federal Income Taxes (continued)

Also during 2004, the Value Growth Portfolio held a security in a company that completed a spin-off. This event resulted in recognition of dividend income for tax but not for book purposes. As of December 31, 2004 undistributed ordinary income for tax purposes relating to this event was $2,287.

3.  Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. ("EquiTrust Investment") relating to the management of the Portfolios and the investment of their assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) annual investment advisory and management fees, which are based on each portfolio's average daily net assets as follows: Value Growth Portfolio - 0.45%; High Grade Bond Portfolio - 0.30%; Strategic Yield Portfolio - 0.45%; Managed Portfolio - 0.45%; Money Market Portfolio - 0.25%; and Blue Chip Portfolio - 0.20%, and (2) accounting fees, which are based on each Portfolio's daily net assets at an annual rate of 0.05%, with a maximum per portfolio annual expense of $30,000.

The Fund entered into an agreement with EquiTrust Investment whereby EquiTrust Investment also serves as the Fund's shareholder service, transfer and dividend disbursing agent. EquiTrust Marketing Services, LLC serves as the principal underwriter and distributor. There are no fees paid by the Fund associated with these services.

EquiTrust Investment has agreed to reimburse the Portfolios annually for total expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of each Portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the Portfolio for such period. During the year ended December 31, 2004, EquiTrust Investment further agreed to reimburse any Portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2004, no expense reimbursements were made to the Fund by EquiTrust Investment.

Certain officers and trustees of the Fund are also officers of EquiTrust Investment, Farm Bureau Life Insurance Company and other affiliated entities. As of December 31, 2004, the total number of the shares of each Portfolio owned by Farm Bureau Life Insurance Company, EquiTrust Life Insurance Company and related separate accounts were as follows:

Portfolio	Shares
Value Growth	4,448,429
High Grade Bond	2,774,487
Strategic Yield	3,115,075
Managed	4,686,389
Money Market	4,868,814
Blue Chip	2,381,633

4.  Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (continued)

5.  Capital Share Transactions

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Shares Sold		Shares Issued In Reinvestment of Dividends and Distributions
Portfolio	Shares	Amount	Shares	Amount
Year ended December 31, 2004:
Value Growth	272,309	$3,248,659	47,356	$563,058
High Grade Bond	498,678	5,149,599	124,573	1,289,118
Strategic Yield	547,463	5,049,478	181,300	1,675,145
Managed	436,280	6,407,882	94,010	1,367,844
Money Market	29,459,979	29,459,979	33,224	33,224
Blue Chip	174,207	5,808,441	35,399	1,194,008
Year ended December 31, 2003:
Value Growth	257,935	$2,576,305	70,078	$632,800
High Grade Bond	428,153	4,432,359	126,995	1,316,514
Strategic Yield	298,163	2,649,915	186,889	1,663,360
Managed	326,436	4,283,785	124,058	1,494,900
Money Market	20,443,151	20,443,151	26,348	26,348
Blue Chip	172,893	5,107,154	39,362	1,066,311

	Shares Redeemed		Net Increase (Decrease)
Portfolio	Shares	Amount	Shares	Amount
Year ended December 31, 2004:
Value Growth	314,657	$3,757,688	5,008	$54,029
High Grade Bond	293,329	3,040,003	329,922	3,398,714
Strategic Yield	250,424	2,315,693	478,339	4,408,930
Managed	282,774	4,163,866	247,516	3,611,860
Money Market	29,628,690	29,628,690	(135,487)	(135,487)
Blue Chip	166,223	5,550,599	43,383	1,451,850
Year ended December 31, 2003:
Value Growth	320,621	$3,122,025	7,392	$87,080
High Grade Bond	401,456	4,159,389	153,692	1,589,484
Strategic Yield	252,088	2,238,075	232,964	2,075,200
Managed	329,695	4,180,363	120,799	1,598,322
Money Market	21,891,488	21,891,488	(1,421,989)	(1,421,989)
Blue Chip	179,712	5,119,651	32,543	1,053,814

6.  Investment Transactions

For the year ended December 31, 2004, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by Portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$8,057,932	$8,598,605
High Grade Bond	2,009,265	1,625,934
Strategic Yield	11,153,417	7,596,484
Managed	8,801,752	12,730,225
Blue Chip	710,491	1,435,663

The basis of the Fund's investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes as of December 31, 2004, by Portfolio, was composed of the following:

	Tax Cost of Investments	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	in Securities	Appreciation	Depreciation	of Investments
Value Growth	$50,470,385	$11,962,316	$4,175,600	$7,786,716
High Grade Bond	28,868,384	880,719	14,019	866,700
Strategic Yield	28,524,871	1,744,170	226,936	1,517,234
Managed	63,621,454	12,808,245	1,710,666	11,097,579
Blue Chip	69,964,386	22,986,277	8,056,998	14,929,279

The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments' carrying value.

EQUITRUST VARIABLE INSURANCE SERIES FUND
NOTES TO FINANCIAL STATEMENTS (continued)

7.  Dividends and Distributions to Shareholders

Dividends from net investment income for the following Portfolios are declared daily and were payable on the last business day of the month as follows:

	Portfolio
	High Grade	Strategic	Money
Payable Date	Bond	Yield	Market
January 30, 2004	$0.0334	$0.0430	$0.0004
February 27, 2004	0.0351	0.0530	0.0003
March 31, 2004	0.0442	0.0586	0.0004
April 30, 2004	0.0354	0.0364	0.0003
May 28, 2004	0.0315	0.0374	0.0003
June 30, 2004	0.0435	0.0532	0.0005
July 30, 2004	0.0330	0.0391	0.0005
August 31, 2004	0.0379	0.0472	0.0006
September 30, 2004	0.0402	0.0510	0.0007
October 29, 2004	0.0341	0.0385	0.0009
November 30, 2004	0.0412	0.0451	0.0011
December 31, 2004	0.0392	0.0504	0.0013
Total Dividends per Share	$0.4487	$0.5529	$0.0073

In addition, dividends and distributions to shareholders from net investment income and net realized gain on investment transactions were paid during the year ended December 31, 2004 for the following Portfolios:

  Ordinary Income Dividends:

Portfolio	Declaration Date	Record Date	Payable Date	Dividend Amount Per Share	Percent Qualifying for Deductions by Corporations
Value Growth	01/19/04	01/19/04	01/20/04	$0.1250	100%
Managed	01/19/04	01/19/04	01/20/04	0.3005	74%
Blue Chip	01/19/04	01/19/04	01/20/04	0.5017	100%

  Capital Gains Distributions:

	Declaration	Record	Payable	Dividend Amount
Portfolio	Date	Date	Date	Per Share
High Grade Bond	01/19/04	01/19/04	01/20/04	$0.0274

The federal income tax character of dividends and distributions to shareholders during 2004 and 2003 was the same for financial reporting purposes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS

Years Ended December 31, 2004, 2003, 2002, 2001 and 2000

	Value Growth Portfolio					High Grade Bond Portfolio
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of period	$11.76	$9.14	$10.39	$9.92	$8.69	$10.42	$10.39	$10.08	$9.82	$9.49
Income From Investment Operations
Net investment income	0.15	0.12	0.14	0.18	0.22	0.45	0.47	0.50	0.62	0.67
Net gains (losses) on securities (both realized and unrealized)	1.20	2.64	(1.20)	0.50	1.20	-	0.08	0.32	0.26	0.34
Total from investment operations	1.35	2.76	(1.06)	0.68	1.42	0.45	0.55	0.82	0.88	1.01
Less Distributions
Dividends (from net investment income)	(0.13)	(0.14)	(0.19)	(0.21)	(0.19)	(0.45)	(0.47)	(0.50)	(0.62)	(0.67)
Distributions (from capital gains)	-	-	-	-	-	(0.04)	(0.05)	(0.01)	-	(0.01)
Distributions in excess of net realized gains	-	-	-	-	-	-	-	-	-	-
Total distributions	(0.13)	(0.14)	(0.19)	(0.21)	(0.19)	(0.49)	(0.52)	(0.51)	(0.62)	(0.68)
Net asset value, end of period	$12.98	$11.76	$9.14	$10.39	$9.92	$10.38	$10.42	$10.39	$10.08	$9.82
Total Return:
Total investment return based on net asset value (1)	11.53%	30.68%	(10.43)%	6.98%	16.71%	4.30%	5.43%	8.37%	9.10%	11.14%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$58,354	$52,812	$40,953	$45,522	$40,173	$29,980	$26,659	$24,984	$18,908	$13,934
Ratio of total expenses to average net assets	0.58%	0.63%	0.59%	0.57%	0.57%	0.45%	0.49%	0.46%	0.45%	0.45%
Ratio of net expenses to average net assets	0.58%	0.63%	0.59%	0.57%	0.56%	0.45%	0.49%	0.46%	0.45%	0.45%
Ratio of net investment income to average net assets	1.22%	1.26%	1.46%	1.89%	2.34%	4.34%	4.51%	4.92%	6.10%	7.03%
Portfolio turnover rate	17%	17%	15%	40%	78%	26%	28%	22%	17%	7%

	Strategic Yield Portfolio
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$9.13	$8.75	$8.90	$8.82	$9.30
Income From Investment Operations
Net investment income	0.55	0.63	0.62	0.73	0.75
Net gains (losses) on securities (both realized and unrealized)	0.24	0.38	(0.15)	0.08	(0.48)
Total from investment operations	0.79	1.01	0.47	0.81	0.27
Less Distributions
Dividends (from net investment income)	(0.55)	(0.63)	(0.62)	(0.73)	(0.75)
Distributions (from capital gains)	-	-	-	-	-
Distributions in excess of net realized gains	-	-	-	-	-
Total distributions	(0.55)	(0.63)	(0.62)	(0.73)	(0.75)
Net asset value, end of period	$9.37	$9.13	$8.75	$8.90	$8.82
Total Return:
Total investment return based on net asset value (1)	8.94%	11.97%	5.43%	9.22%	3.05%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$30,637	$25,498	$22,395	$20,182	$16,410
Ratio of total expenses to average net assets	0.59%	0.65%	0.61%	0.59%	0.59%
Ratio of net expenses to average net assets	0.59%	0.65%	0.61%	0.59%	0.58%
Ratio of net investment income to average net assets	5.98%	7.07%	7.04%	7.93%	8.30%
Portfolio turnover rate	34%	32%	34%	33%	3%

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

See accompanying notes.

EQUITRUST VARIABLE INSURANCE SERIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Managed Portfolio					Money Market Portfolio
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of period	$14.73	$12.34	$13.00	$12.58	$10.54	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net investment income	0.27	0.30	0.34	0.44	0.59	0.01	0.01	0.01	0.03	0.06
Net gains (losses) on securities (both realized and unrealized)	0.97	2.43	(0.57)	0.55	2.11	-	-	-	-	-
Total from investment operations	1.24	2.73	(0.23)	0.99	2.70	0.01	0.01	0.01	0.03	0.06
Less Distributions
Dividends (from net investment income)	(0.30)	(0.34)	(0.43)	(0.57)	(0.66)	(0.01)	(0.01)	(0.01)	(0.03)	(0.06)
Distributions (from capital gains)	-	-	-	-	-	-	-	-	-	-
Distributions in excess of net realized gains	-	-	-	-	-	-	-	-	-	-
Total distributions	(0.30)	(0.34)	(0.43)	(0.57)	(0.66)	(0.01)	(0.01)	(0.01)	(0.03)	(0.06)
Net asset value, end of period	$15.67	$14.73	$12.34	$13.00	$12.58	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return:
Total investment return based on net asset value (1)	8.58%	22.72%	(1.80)%	8.12%	27.39%	0.74%	0.52%	1.16%	3.51%	5.85%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$74,876	$66,733	$54,428	$53,795	$48,012	$6,592	$6,728	$8,150	$9,320	$7,233
Ratio of total expenses to average net assets	0.56%	0.62%	0.58%	0.56%	0.56%	0.56%	0.59%	0.52%	0.50%	0.50%
Ratio of net expenses to average net assets	0.56%	0.62%	0.58%	0.56%	0.55%	0.56%	0.59%	0.52%	0.48%	0.48%
Ratio of net investment income to average net assets	1.87%	2.35%	2.73%	3.47%	4.96%	0.72%	0.53%	1.16%	3.41%	5.74%
Portfolio turnover rate	26%	24%	18%	40%	85%	-%	-%	-%	-%	-%

	Blue Chip Portfolio
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$33.65	$27.22	$34.14	$39.29	$43.98
Income From Investment Operations
Net investment income	0.67	0.50	0.46	0.50	0.56
Net gains (losses) on securities (both realized and unrealized)	1.35	6.38	(6.88)	(4.83)	(4.26)
Total from investment operations	2.02	6.88	(6.42)	(4.33)	(3.70)
Less Distributions
Dividends (from net investment income)	(0.50)	(0.45)	(0.50)	(0.56)	(0.53)
Distributions (from capital gains)	-	-	-	(0.26)	(0.46)
Distributions in excess of net realized gains	-	-	-	-	-
Total distributions	(0.50)	(0.45)	(0.50)	(0.82)	(0.99)
Net asset value, end of period	$35.17	$33.65	$27.22	$34.14	$39.29
Total Return:
Total investment return based on net asset value (1)	6.07%	25.70%	(19.07)%	(11.28)%	(8.52)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$84,960	$79,832	$63,699	$79,124	$87,118
Ratio of total expenses to average net assets	0.30%	0.36%	0.31%	0.28%	0.27%
Ratio of net expenses to average net assets	0.30%	0.36%	0.31%	0.28%	0.27%
Ratio of net investment income to average net assets	2.00%	1.72%	1.50%	1.42%	1.39%
Portfolio turnover rate	1%	17%	0%	0%	13%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
EquiTrust Variable Insurance Series Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Variable Insurance Series Fund [comprised of the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios] as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Variable Insurance Series Fund at December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
January 20, 2005

OFFICERS AND TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Persons(2)

Craig A. Lang (53)	President and Trustee	Since 2002	Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemen's Beef Board; Dairy Farmer.	13	Director, Farm Bureau Bank (San Antonio, Texas)

William J. Oddy (60)	Vice President and Trustee	Since 1981	Chief Executive Officer and Management Director, FBL Financial Group, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Manager, EquiTrust Marketing Services, LLC; Vice President and Director, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; President and Director, FBL Real Estate Ventures, Ltd.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

James W. Noyce (49)	Chief Financial Officer and Treasurer	Since 1996	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Administrative Officer, Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, Treasurer and Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing; President, Treasurer and Director, FBL Leasing Services, Inc.; Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.

Dennis M. Marker (53)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Chief Compliance Officer, Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; Vice President and Director, FBL Leasing Services, Inc.

Stephen M. Morain (59)	Senior Vice President and General Counsel	Since 1982	General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Manager, EquiTrust Marketing Services, LLC; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.

JoAnn Rumelhart (51)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Vice President, EquiTrust Life Insurance Company; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC.

John M. Paule (48)	Chief Marketing Officer	Since 2000	Chief Marketing Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, EquiTrust Life Insurance Company; Chief Marketing Officer and Director, EquiTrust Investment Management Services, Inc.; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC.

Lou Ann Sandburg (56)	Vice President-Investments and Assistant Treasurer	Since 1999	Vice President-Investments and Assistant Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President-Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.

Kristi Rojohn (41)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Rob Ruisch (38)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Rebecca L. Howe (50)	Assistant Secretary	Since 2003	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Jodi Winslow (29)	Assistant Secretary	Since 2004	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Non-Interested Persons

Erwin H. Johnson (62) 1841 March Avenue Charles City, Iowa 50616-9115	Trustee	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner; Iowa State University Cooperative Extension Service Seed Sales; Syngenta; Director, Iowa 4-H Foundation and Ag Ventures Alliance; Council Member, West St. Charles United Methodist Church	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (62) 51606 590th Street Atlantic, Iowa 50022-8233	Trustee	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (48) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Trustee	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	13

James D. Wallace (50) 1111 Ashworth Road West Des Moines IA 50265	Trustee	Since 2004	President and CEO, GuideOne Insurance; former President and CEO, National Travelers Life Company	13

Erlin J. Weness (60) 1620 Pinewood Drive Worthington, Minnesota 56187	Trustee	Since 2003	Owner and Operator, Weness Consulting; Extension Educator – Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota) and First Rushmore Bancorporation (Worthington, Minnesota)

1  Officers are elected annually by the Board of Trustees and their terms continue until they are replaced or resign. Each trustee shall serve as trustee until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee and until a successor is elected and qualified, or until such trustee sooner dies, resigns or is removed.

2  All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Messrs. Lang and Oddy are interested trustees of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated persons of the Adviser and Distributor.

The Statement of Additional Information ("SAI") includes additional information about Fund trustees and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.

The officers and trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. All of the Fund's officers and interested trustees are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested trustees serve without any compensation from the Fund. Each of the trustees not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each unaffiliated trustee will receive an annual retainer of $5,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,000 plus expenses for each trustees' meeting of the EquiTrust Mutual Funds attended. A fee of $250 shall be paid for each telephonic board or committee meeting attended. For the fiscal year ended December 31, 2004, the Fund paid trustees' fees totaling $17,833.

Information on Proxy Voting:

EquiTrust Variable Insurance Series Fund (the "Fund") has delegated the authority to vote proxies related to the Fund's portfolio securities to the Fund's investment adviser, EquiTrust Investment Management Services, Inc. (the "Adviser"). A description of the policies and procedures that the Adviser uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund's Statement of Additional information, which can be found on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the most recent 12-month period ended June 30, 2004 is available without charge, by calling the toll-free number listed above or by accessing the SEC's website.

Form N-Q Disclosure:

Beginning with the quarter ended September 30, 2004, the Fund will file a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, upon request by calling the Fund at 1-877-860-2904.

Item  2.                                Code of Ethics.

(a)                                The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant at its principal executive office.

Item  3.                                Audit Committee Financial Expert.

(a)                                (1)       The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(2)       The audit committee financial expert is James D. Wallace.  Mr. Wallace is independent as defined in Form N-CSR Item 3(a)(2).

Item  4.                                Principal Accountant Fees and Services.

(a)                                Audit Fees:  For the Fund’s fiscal years ended December 31, 2003 and December 31, 2004, the aggregate fees billed by the Fund’s principal accountant for the audit of the Fund’s financial statements were $45,700 and $49,000, respectively.

(b)                               Audit-Related Fees: For the Fund’s fiscal year ended December 31, 2003, the aggregate fees billed by the Fund’s principal accountant for research and consultation fees related to the audit of the Fund were $338.  There were no audit-related fees billed to the Fund for the fiscal year ended December 31, 2004.

(c)                                Tax Fees: None.

(d)                               All Other Fees: For the Fund’s fiscal years ended December 31, 2003 and December 31, 2004, the aggregate fees billed by the Fund’s principal accountant included fees related to the audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc.; as well as fees for services performed by the principal accountant for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund.  The amounts of these fees are as follows:

Fiscal Year Ended:	December 31, 2003	December 31, 2004
Fees related to audits of EquiTrust Series Fund, Inc. and EquiTrust Money Market Fund, Inc. and for research and consultation on miscellaneous accounting matters	$63,188	$69,250

Services performed for EquiTrust Marketing Services, LLC and EquiTrust Investment Management Services, Inc. related to the audits of these entities and for research and consultation on miscellaneous accounting matters	$32,300	$35,300

(e)                    (1)          The Fund’s Audit Committee adopted the following pre-approval policies and procedures:

IV.                  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

…

C.            Independent Registered Public Accounting Firm

…

2.               Pre-approve any engagement of the independent registered public accounting firm to provide any services to the Fund, including the fees and other compensation to be paid to the independent registered public accounting firm.  Notwithstanding the above, the independent registered public accounting firm shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

a.               bookkeeping or other services related to the accounting records or financial statements of the Fund;

b.              financial information systems design and implementation;

c.               appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

d.              actuarial services;

e.               internal audit outsourcing services;

f.                 management functions or human resources;

g.              broker or dealer, investment adviser, or investment banking services;

h.              legal services and expert services unrelated to the audit; and

i.                  any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.                  Pre-approve any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Adviser (or any “control affiliate”(1) of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

(1) “Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

•                  The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $5000.  Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval.  In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

•                  Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

(a)          the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)         the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)          such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•                  Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

(a)          the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)         the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)          such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

…

(e)                      (2)          Not applicable.

(f)                      Not applicable.

(g)                     Aggregate Non-audit Fees:  There were no non-audit fees billed for the fiscal years ended December 31, 2003 and December 31, 2004.

(h)                     Not applicable.

Item 5.                                   Audit Committee of Listed Registrant.

Not applicable.

Item 6.                                   Schedule of Investments.

See Item 1.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

On November 18, 2004, the registrant adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  Those procedures specify that shareholders may recommend candidates for board positions by forwarding their correspondence by U.S. mail or courier service to the registrant’s secretary to the attention of the Chairman of the Nominating Committee.  Suggestions for candidates for specific positions must be received by such date as established by the Nominating Committee.

Item 11.                            Controls and Procedures

(a)                              The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                             There has been no change to the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1)	Not applicable. See Item 2(a).

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EquiTrust Variable Insurance Series Fund

By:		/s/ Dennis M. Marker
Name: Dennis M. Marker
	Title:	Chief Executive Officer
	Date:	2/16/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:		/s/ Dennis M. Marker
	Name:	Dennis M. Marker
	Title:	Chief Executive Officer
	Date:	2/16/05

By:		/s/ James W. Noyce
	Name:	James W. Noyce
	Title:	Chief Financial Officer
	Date:	2/16/05